UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐            Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2018, Mackinac Financial Corporation, a Michigan corporation (“Mackinac”), MFNC Acquisition, LLC, a Michigan limited liability company and wholly-owned subsidiary of Mackinac (“MFNC”) and First Federal of Northern Michigan Bancorp, Inc., a Maryland corporation (“First Federal”), the owner of First Federal of Northern Michigan, a federal stock savings association (“First Federal Bank”) entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of January 16, 2018 (the “Merger Agreement”), by and among Mackinac, MFNC and First Federal, pursuant to which First Federal will merge with and into MFNC (the “Merger”), with MFNC as the surviving entity in the Merger. The Merger Agreement also provides that, effective upon a consummation of the Merger, First Federal Bank will merger with and into mBank, a Michigan state-chartered bank and wholly-owned subsidiary of Mackinac.

The Amendment amends the definition of “Adjusted First Federal Shareholders’ Equity” in the original Merger Agreement to exclude any gains and losses realized on the sale of securities by First Federal prior to closing that are approved in writing by Mackinac.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Important Additional Information

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Mackinac will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a preliminary Proxy Statement of First Federal and a preliminary Prospectus of Mackinac (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the Merger. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus and other documents containing important information about Mackinac and First Federal, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed with the SEC by Mackinac are available free of charge on Mackinac’s website at www.bankmbank.com under the tab “MFNC Investor Relations,” and then under the tab “SEC Filings.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

No.	Description

2.1

First Amendment to the Agreement and Plan of Merger, dated as of February 8, 2018 by and among Mackinac Financial Corporation, MFNC Acquisition, LLC and First Federal of Northern Michigan Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION

Date: February 13, 2018	By:	/s/ Jesse A. Deering
Jesse A. Deering
Executive Vice President/Chief Financial Officer